Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of February 1, 2016, by Neutra Corp., a Nevada corporation (the “Company”), and Terra First Enterprises, Inc., a Wyoming Corporation, hereinafter sometime referred to as the “Note Holder” of the convertible promissory note issued by the Company.

Pursuant to the request of Note Holder, the Company has agreed to provide the registration rights set forth in this Agreement.  Therefore, the parties hereby agree as follows:

1.    DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

Affiliate:  Affiliate of any person shall mean any person directly or indirectly controlling or controlled by or under direct or indirect common control with such person.  For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Agent:  Any person authorized to act and who acts on behalf of any of the Note Holder with respect to the transactions contemplated by the Documents.

Documents:  This Agreement, the Note, together with any exhibits, schedules or other attachments thereto.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time.

Note: Convertible promissory note, dated July 31, 2015, in the original principal amount of $73,940 executed by the Company payable to the order of Note Holder.

Prospectus:  The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all amendments and supplements to the Prospectus, including post-effective amendments and all documents incorporated by reference in such prospectus.

Register, registered, and registration refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC (as defined below).

Registrable Securities:  Common voting shares of the Company, par value $.001, issuable to Note Holder upon conversion of the Note.

Registration Expenses:  See Section 6 hereof.

Registration Statement:  Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

Restricted Securities:  The Registerable Securities upon original issuance thereof, subject to the provisions of Section 2(a) hereof.

SEC:  The Securities and Exchange Commission.

Securities:  The Registerable Securities upon original issuance thereof, subject to the provisions of Section 2(a) hereof.

Securities Act:  The Securities Act of 1933, as amended from time to time.

Shelf Registration:  See Section 3 hereof.

Underwritten registration or underwritten offering:  A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.    SECURITIES SUBJECT TO THIS AGREEMENT

(a)    Registrable Securities.  The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security.  A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing the legend set forth in the Note (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists.

(b)    Holders of Registrable Securities.  The Note Holder, its successors and assigns is deemed to be a holder of Registrable Securities whenever the Note Holder, its successors and assigns own Registerable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

3.    REGISTRATION

The Company will file a Registration Statement which may be used for the registration of the Registrable Securities pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis, within a reasonable time from and after the date of this agreement (“Shelf Registration”).

4.    HOLD-BACK AGREEMENTS

Restrictions on Public Sale by Holder of Registrable Securities.  Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class, or securities convertible into or exchangeable for securities of the same class, as the securities included in such Registration Statement, during the 10 business day period prior to, and during the 45-day period beginning with the commencement date of such underwritten offering, to the extent timely notified in writing by the managing underwriter or underwriters; provided, however, that each holder of Registrable securities shall be subject to the hold-back restrictions of this Section 4(a) only once during any consecutive twelve month period.

5.    REGISTRATION PROCEDURES

In connection with the Company’s registration obligations pursuant to Section 3 hereof, the company will use its best efforts to effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the company will as expeditiously as possible:

(a)    prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, and the Company will not file any registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority of the aggregate principal amount of Registrable Securities covered by such registration Statement or the underwriter or underwriters, if any, shall reasonably object;

(b)    prepare and file with the SEC such pre-effective amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed with the SEC pursuant to Rule 424 under the Securities Act;

(c)    notify the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness to the Registration Statement for the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(d)     make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(e)    if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter  or underwriters and the holders of a majority of the aggregate principal amount of Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriter or underwriters, the First Purchase Price and Loan Amount being paid therefor by such underwriter or underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment;

(f)    furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(g)    deliver to each selling holder of Registrable Securities and to each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable securities and each underwriter, if any, in connection with the offering and sale of the registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(h)    prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i)    cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriter or underwriters;

(j)    use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition or such Registrable Securities;

(k)    upon the occurrence of any event contemplated by paragraph (5)(c)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Note Holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(l)    use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority of the aggregate principal amount of such Registrable Securities or the managing underwriter or underwriters, if any;

(m)    provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

(n)    enter into such customary agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is a best efforts underwritten offering to (1) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the holders of a majority of the aggregate principal amount of Registrable Securities being sold) addressed to each selling holder and the underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; and (2) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters received by underwriters in connection with primary underwritten offerings.

(o)    make available for inspection by representative of the holders of a majority of the aggregate principal amount of Registrable Securities, any underwriter participating in any disposition pursuant to any such Registration Statement, and any attorney or accountant retained by the sellers or underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company, and cause the company’s officers, directors and employees to supply all information reasonably requested by such representative, underwriter, attorney or accountant in connection with any such Registration Statement; provided, however, that any non-public records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

(p)    make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or underwriters in a firm or best efforts underwritten offering, or (2) if not sold to an underwriter or underwriters in such an offering, beginning with the first month of the company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

The Company may require each seller of Registrable Securities as to which any registration is being affected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3) or 5(k) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(c)(3) or 5(k) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Registrable Securities at the time of receipt of such notice.  In the event the Company shall give any such notice, the time periods regarding the maintenance of the effectiveness of Registration Statement filed pursuant to Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(3) or 5(c)(5) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or the Advice.  If for any other reason the effectiveness of any Registration Statement filed pursuant to Section 3 hereof is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by such Section 3 so that Registrable Securities may not be sold pursuant thereto, the applicable time periods shall be extended by the number of days equal to the number of days during the period beginning with and including the date of such suspension or interruption to and including the date when the sale of Registrable Securities pursuant to such Registration Statement may be recommenced.

6.    REGISTRATION EXPENSES

(a)    All expenses incident to the company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to filings required to be made with the Financial Industries Regulatory Authority fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriter or underwriters, if any, or selling holders in connection with blue sky registrations of qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or holders of a majority of the aggregate principal amount of Registrable Securities being sold may reasonably designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities (subject to the provisions of Section 6(b) hereof) and of all independent certified public accountants of the company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), underwriters, selling brokers, dealer managers (or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any person other than the Company and the selling holders), securities acts liability insurance if the Company so desires and fees and expenses of other persons retained by the Company (all such expenses being herein called “Registration Expenses”) will be borne by the Company, regardless of whether the Registration Statement becomes effective, except as otherwise required by applicable laws.  The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

(b)    In connection with such Registration Statement to be filed hereunder, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the aggregate principal amount of such Registrable Securities.

7.    INDEMNIFICATION

(a)    Indemnification by Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by, or on behalf of, such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement, Prospectus or preliminary prospectus if (i) such holder failed to deliver a copy of the Prospectus to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with the number of copies of the same requested by such holder and (ii) the Prospectus corrected such untrue statement or omission; provided, further however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with the number of copies of the same requested by such holder.  The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

(b)    Indemnification by Holder of Registrable Securities.  In connection with each Registration Statement filed pursuant to the terms of this Agreement, each holder of Registrable Securities will furnish, or cause to be furnished, to the Company in writing such information and affidavits as the company reasonably requests for use in connection with such Registration Statement or the Prospectus contained therein and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by, or on behalf of, such holder to the Company specifically for inclusion in such Registration Statement or Prospectus.  In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of Registrable Securities giving rise to such indemnification obligation.  The Company shall be entitled to seek to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by, or on behalf of, such persons specifically for inclusion in any Prospectus or Registration Statement.

(c)    Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such separate counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims or such person may have one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in either of which cases, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person).  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld).  No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels; provided, however, that the indemnifying party shall only be obligated to pay the fees and expenses of up to two additional counsels.

(d)    Contribution.  If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to any indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of any Registrable Securities.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    RULE 144

The Company covenants that it will file the reports required to be filed by it under the Securities Act or the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the company is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after the date hereof make publicly available equivalent current information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

9.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

If any of the Registrable Securities covered by a Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the aggregate principal amount of Registrable Securities included in such offering.

No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Registrable Securities in any person otherwise than as set forth herein.

10.    MISCELLANEOUS

(a)    No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.  The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any person.  The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any such agreements.

(b)    Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to, or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of at least a majority of the aggregate principal amount of the then outstanding Registrable Securities.

(c)    Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, electronic mail, telecopier, or air courier guaranteeing overnight delivery:

(i)    if to a holder of Registrable Securities, at the most current address given by such holder to the Company; and

(ii)    if to the Company, initially at its address set forth in the Note and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c), with a copy to Sonfield & Sonfield, 2500 Wilcrest Drive, 3rd Floor, Houston, Texas 77042, Attention: Robert L. Sonfield, Jr., Esq.

(d)    Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the persons which is an indemnified party under Section 7(a) or 7(b) and of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

(e)    Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)    Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)    Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

(h)    Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i)    Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Note.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)    Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

(k)    Securities Held by the Company or its Affiliates.  Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Note Holder or subsequent holders of Registrable Securities, if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

IN WITNESS WHEREOF, the Company and the Note Holder have executed this Agreement as of the date first written above.

Neutra Corp. By: /s/ Chris Brown Chris Brown, President and CEO	Terra First Enterprises, Inc. By: /s/ Thomas Cloud Thomas Cloud, President